UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 27, 2006

                       SHEARSON MID-WEST FUTURES FUND L.P.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


   New York                         0-24280                       13-3634370
   --------                         -------                       ----------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                      Number)                 Identification No.)
 incorporation)


                        c/o Citigroup Managed Futures LLC
                        731 Lexington Avenue - 25th Floor
                               New York, NY 10022
              -----------------------------------------------------
              (Address and Zip Code of principal executive offices)


       Registrant's telephone number, including area code: (212) 559-2011
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     The Registrant does not have a board of directors. The Registrant's general partner, Citigroup Managed Futures LLC (the "General Partner"), is managed by a board of directors.

     As of October 27, 2006, the following changes in the principals of the General Partner became effective:

     Ms. Maureen O'Toole resigned as a director.

     Mr. Daniel R. McAuliffe, Jr. resigned as chief financial officer.

     Ms. Jennifer Magro was appointed chief financial officer. Ms. Magro has been a director and vice president of the General Partner (since May 2005 and August 2001, respectively).

     Mr. Steven Ciampi was appointed a director. Mr. Ciampi, age 51, is the Head of Product Development and Strategic Initiatives for the Hedge Fund and Managed Futures business for Citigroup Alternative Investments in Europe. Mr. Ciampi joined Citigroup in 1993 as part of the Institutional Futures division in its Chicago office. He relocated to London and was responsible for Citigroup's futures business in Europe and Australia from 1997 until 2001. From 2001 to 2005, he was the European Head of Equity Finance and Prime Brokerage. Mr. Ciampi began his career with Drexel Burnham Lambert. He was previously a Vice Chairman of the UK Futures Industry Association, an Executive Committee member of the Futures and Options Association, and a member of the Chicago Board of Trade.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SHEARSON MID-WEST FUTURES FUND L.P.

                                        By: Citigroup Managed Futures LLC,
                                        General Partner


                                        By /s/ David J. Vogel
                                           -------------------------------
                                            David J. Vogel
                                              President and Director


                                        By /s/ Jennifer Magro
                                           -------------------------------
                                            Jennifer Magro
                                              Chief Financial Officer and
                                        Director


Date: October 31, 2006